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                                                                   Exhibit 10.29

                                   ASSIGNMENT

     All right, title, interest and obligations as Purchaser as set forth in that certain Purchase and Sale Agreement (the "Agreement") dated November 12, 2003 is hereby assigned effective as of the date hereof from Inland Real Estate Acquisitions, Inc., an Illinois corporation, as Assignor, to Inland Southeast Darien, L.L.C., a Delaware limited liability company, as Assignee.

     Assignee hereby assumes all of the obligations of Assignor as set forth in the Agreement.

Dated: As of December 19, 2003


ASSIGNOR:
INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation


By:    /s/ G. Joseph Cosenza
    --------------------------------
Its: G. Joseph Cosenza, President


ASSIGNEE:
INLAND SOUTHEAST DARIEN, L.L.C.,
A Delaware limited liability company
By:  Inland Western Retail Real Estate Trust, Inc.,
a Maryland corporation, its sole member


By:    /s/ [ILLEGIBLE]
    --------------------------
Its:   authorized agent
    --------------------------

                                        1

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                                    EXHIBIT A

                                LEGAL DESCRIPTION

Parcel 1:

     Lots 2, 9 and 10 in Darien Towne Centre, being a subdivision of part of the Southeast Quarter of Section 29, Township 38 North, Range 11 East of the Third Principal Meridian according to the Plat thereof recorded August 17, 1993 as Document Number R93-183593, in DuPage County, Illinois;

Parcel 2:

     A non-exclusive easement for the benefit of Parcel 1 as created by the Declaration dated August 5, 1993 and recorded August 17, 1993 as Document R93-183596 by American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated June 4, 1991 and known as Trust Number 113974-03 and by Wal-Mart Stores, Inc. for the purpose of ingress and egress, utilities, signage and stormwater retention;

Parcel 3:

     An easement for the benefit of Lot 2 of Parcel 1 as created by the Plat of Darien Towne Centre recorded August 17, 1993 as Document R93-183593 for the purpose of constructing, installing, maintaining, repairing and replacing a sign on the North 25 feet of the East 25 feet of Lot 8 in Darien Towne Centre, being a subdivision of part of the Southeast 1/4 of Section 29, Township 38 North, Range 11 East of the Third Principal Meridian in DuPage County, Illinois.